EXHIBIT 99.3

CONSOLIDATING FINANCIAL DATA OF SUBSIDIARY GUARANTORS

Under the proposed terms of our senior subordinated notes, our material subsidiaries propose to fully and unconditionally guarantee the notes on a joint and several basis. As of the date hereof, these subsidiaries would include NDC Health Information Services (Arizona) Inc., The Computer Place, Inc., NDCHealth Intellectual Property Corp., HISIP Corp., NDCIP, Inc., NDCHealth Licensing, Inc. and TechRx Incorporated. NDC Health Information Services (Arizona) Inc., The Computer Place, Inc., NDCHealth Intellectual Property Corp., HISIP Corp., NDCIP, Inc. and NDCHealth Licensing, Inc. are wholly owned subsidiaries of our company. We currently own 63% of the outstanding capital stock of TechRx Incorporated and, if certain conditions are met, we will acquire the remaining 37% during fourth quarter of fiscal 2003.

Presented below is our consolidating financial data, including the combined financial data for our subsidiary guarantors and our subsidiary non-guarantors.

Statement of Operations for the	NDCHealth	Subsidiary	Subsidiary
Year Ended May 31, 2002 (in thousands)	Corporation	Guarantors	Non-Guarantors	Consolidated

Revenues	$162,083	$165,595	$25,703	$353,381
Cost of service	56,741	99,400	18,803	174,944
Other operating expenses	35,941	55,485	9,909	101,335

Operating income (loss)	69,401	10,710	(3,009)	77,102
Other income (expense)	(47,409)	(76)	434	(47,051)
Income (loss) before income taxes and equity in losses of affiliated companies	21,992	10,634	(2,575)	30,051
Provision for income taxes	9,741	4,027	(891)	12,877

Income (loss) before equity in losses of affiliated companies	12,251	6,607	(1,684)	17,174
Equity in losses of affiliated companies	(1,514)	—	(550)	(2,064)

Net income (loss)	$10,737	$6,607	$(2,234)	$15,110

Statement of Operations for the	NDCHealth	Subsidiary	Subsidiary
Year Ended May 31, 2001 (in thousands)	Corporation	Guarantors	Non-Guarantors	Consolidated

Revenues	$156,693	$155,562	$24,797	$337,052
Cost of service	60,794	84,288	23,609	168,691
Other operating expenses	60,433	49,007	5,101	114,541

Operating income (loss)	35,466	22,267	(3,913)	53,820
Other income (expense)	(19,274)	(2,428)	8,603	(13,099)
Income before income taxes and equity in losses of affiliated companies	16,192	19,839	4,690	40,721
Provision for income taxes	7,419	6,281	2,053	15,753

Income before equity in losses of affiliated companies	8,773	13,558	2,637	24,968
Equity in losses of affiliated companies	(751)	—	—	(751)

Income before discontinued operations	8,022	13,558	2,637	24,217
Discontinued operations, net of income taxes	—	—	8,323	8,323

Net income	$8,022	$13,558	$10,960	$32,540

Statement of Cash Flows for the	NDCHealth	Subsidiary	Subsidiary
Year Ended May 31, 2002 (in thousands)	Corporation	Guarantors	Non-Guarantors	Consolidated

Cash flows from operating activities:
Net income (loss)	$10,737	$6,607	$(2,234)	$15,110
Adjustments to reconcile net income (loss) to cash provided by operating activities:	61,320	12,514	(13,128)	60,706
Changes in assets and liabilities which provided (used) cash, net of the effects of acquisitions:	(9,556)	(4,523)	915	(13,164)

Net cash provided (used) by operating activities	62,501	14,598	(14,447)	62,652
Cash flows from investing activities:	(159,306)	(5,615)	—	(164,921)
Cash flows from financing activities:	90,510	(1,668)	—	88,842
Cash flows from discontinued operations:	—	—	14,454	14,454

Increase (decrease) in cash and cash equivalents	(6,295)	7,315	7	1,027
Cash and cash equivalents, beginning of period	10,695	72	1,653	12,420

Cash and cash equivalents, end of period	$4,400	$7,387	$1,660	$13,447

Statement of Cash Flows for the	NDCHealth	Subsidiary	Subsidiary
Year Ended May 31, 2001 (in thousands)	Corporation	Guarantors	Non-Guarantors	Consolidated

Cash flows from operating activities:
Net income	$8,022	$13,558	$10,960	$32,540
Adjustments to reconcile net income to cash provided by operating activities:	29,223	20,302	(2,116)	47,409
Changes in assets and liabilities which provided (used) cash, net of the effects of acquisitions:	(4,449)	(15,753)	3,303	(16,899)

Net cash provided by operating activities	32,796	18,107	12,147	63,050
Cash flows from investing activities:	(31,727)	(12,990)	(5,211)	(49,928)
Cash flows from financing activities:	(69,051)	(5,665)	—	(74,716)
Cash flows from discontinued operations:	77,600	—	(5,375)	72,225

Increase (decrease) in cash and cash equivalents	9,618	(548)	1,561	10,631
Cash and cash equivalents, beginning of period	1,077	620	92	1,789

Cash and cash equivalents, end of period	$10,695	$72	$1,653	$12,420

Balance Sheet as of	NDCHealth	Subsidiary	Subsidiary
May 31, 2002 (in thousands)	Corporation	Guarantors	Non-Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$4,400	$7,387	$1,660	$—	$13,447
Accounts receivable	30,224	36,906	5,180	(1,859)	70,451
Income taxes	13,828	272	6,812	1,304	22,216
Prepaid expenses and other current assets	20,516	11,464	2,857	(11,579)	23,258

Total current assets	68,968	56,029	16,509	(12,134)	129,372

Property and equipment, net	47,806	50,600	3,057	103	101,566
Intangible assets, net	154,099	124,871	44,608	53,744	377,322
Investments	358,826	—	37,559	(382,888)	13,497
Inter-company	148,050	—	(28,063)	(119,987)	—
Other	33,487	3,500	18,904	(19,464)	36,427

Total Assets	$811,236	$235,000	$92,574	$(480,626)	$658,184

Liabilities and Stockholders’ Equity
Current liabilities:
Line of credit	$91,000	$—	$—	$—	$91,000
Short-term borrowings	—	11,906	—	—	11,906
Current portion of long-term debt	997	1,630	—	(368)	2,259
Accounts payable and accrued liabilities	40,318	30,211	13,624	(8,106)	76,047
Deferred income	5,453	14,800	836	—	21,089

Total current liabilities	137,768	58,547	14,460	(8,474)	202,301

Long-term liabilities	194,476	119,681	10,073	(147,949)	176,281

Total liabilities	332,244	178,228	24,533	(156,423)	378,582

Minority interest in equity of subsidiaries	—	—	10,630	11,226	21,856
Stockholders’ equity	478,992	56,772	57,411	(335,429)	257,746

Total Liabilities and Stockholders’ Equity	$811,236	$235,000	$92,574	$(480,626)	$658,184

Balance Sheet as of	NDCHealth	Subsidiary	Subsidiary
May 31, 2001 (in thousands)	Corporation	Guarantors	Non-Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$10,695	$72	$1,653	$—	$12,420
Accounts receivable	37,552	23,632	2,836	—	64,020
Income taxes	14,795	—	17,009	—	31,804
Prepaid expenses and other current assets	8,321	7,186	3,281	—	18,788

Total current assets	71,363	30,890	24,779	—	127,032

Property and equipment, net	45,029	34,017	3,910	—	82,956
Intangible assets, net	108,447	81,644	31,666	—	221,757
Investments	290,099	—	45,388	(305,689)	29,798
Inter-company	135,654	—	(16,546)	(119,108)	—
Other	16,030	4,056	2,732	—	22,818

Total Assets	$666,622	$150,607	$91,929	$(424,797)	$484,361

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$844	$1,901	$11	$—	$2,756
Accounts payable and accrued liabilities	31,828	8,559	12,841	—	53,228
Deferred income	6,407	1,523	5,694	—	13,624

Total current liabilities	39,079	11,983	18,546	—	69,608

Long-term liabilities	174,629	111,246	8,952	(119,108)	175,719

Total liabilities	213,708	123,229	27,498	(119,108)	245,327

Minority interest in equity of subsidiaries	—	—	12,418	—	12,418
Stockholders’ equity	452,914	27,378	52,013	(305,689)	226,616

Total Liabilities and Stockholders’ Equity	$666,622	$150,607	$91,929	$(424,797)	$484,361

Statement of Operations for the	NDCHealth	Subsidiary	Subsidiary
Three Months Ended August 30, 2002 (in thousands)	Corporation	Guarantors	Non-Guarantors	Eliminations	Consolidated

Revenues	$43,184	$52,751	$7,599	$(3,452)	$100,082
Cost of service	14,927	31,428	5,883	(437)	51,801
Other operating expenses	8,210	18,600	3,100	(2,148)	27,762

Operating income (loss)	20,047	2,723	(1,384)	(867)	20,519
Other income (expense)	(2,956)	(345)	415	302	(2,584)
Income (loss) before income taxes and equity in losses of affiliated companies	17,091	2,378	(969)	(565)	17,935
Provision for income taxes	6,153	842	(334)	(203)	6,458

Income (loss) before equity in losses of affiliated companies	10,938	1,536	(635)	(362)	11,477
Equity in losses of affiliated companies	(312)	—	—	—	(312)

Net income (loss)	$10,626	$1,536	$(635)	$(362)	$11,165

Statement of Operations for the	NDCHealth	Subsidiary	Subsidiary
Three Months Ended August 31, 2001 (in thousands)	Corporation	Guarantors	Non-Guarantors	Consolidated

Revenues	$38,722	$39,372	$6,062	$84,156
Cost of service	13,760	21,148	4,186	39,094
Other operating expenses	10,206	14,655	2,706	27,567

Operating income (loss)	14,756	3,569	(830)	17,495
Other income (expense)	(1,873)	(22)	252	(1,643)
Income (loss) before income taxes and equity in losses of affiliated companies	12,883	3,547	(578)	15,852
Provision for income taxes	4,638	1,353	(284)	5,707

Income(loss) before equity in losses of affiliated companies	8,245	2,194	(294)	10,145
Equity in losses of affiliated companies	(1,114)	—	—	(1,114)

Net income (loss)	$7,131	$2,194	$(294)	$9,031

Statement of Cash Flows for the	NDCHealth	Subsidiary	Subsidiary
Three Months Ended August 30, 2002 (in thousands)	Corporation	Guarantors	Non-Guarantors	Eliminations	Consolidated

Cash flows from operating activities:
Net income (loss)	$10,626	$1,536	$(635)	$(362)	$11,165
Adjustments to reconcile net income (loss) to cash provided by operating activities:	12,970	5,193	(7,942)	(101)	10,120
Changes in assets and liabilities which provided (used) cash, net of the effects of acquisitions:	(14,579)	(6,745)	5,589	463	(15,272)

Net cash provided by operating activities	9,017	(16)	(2,988)	—	6,013
Cash flows from investing activities:	(9,934)	(6,020)	(2,021)	—	(17,975)
Cash flows from financing activities:	(823)	(223)	(214)	—	(1,260)
Cash flows from discontinued operations:	—	—	5,053	—	5,053

Increase (decrease) in cash and cash equivalents	(1,740)	(6,259)	(170)	—	(8,169)
Cash and cash equivalents, beginning of period	4,400	7,387	1,660	—	13,447

Cash and cash equivalents, end of period	$2,660	$1,128	$1,490	$—	$5,278

Statement of Cash Flows for the	NDCHealth	Subsidiary	Subsidiary
Three Months Ended August 31, 2001 (in thousands)	Corporation	Guarantors	Non-Guarantors	Consolidated

Cash flows from operating activities:
Net income (loss)	$7,131	$2,194	$(294)	$9,031
Adjustments to reconcile net income (loss) to cash provided by operating activities:	7,152	3,351	(2,182)	8,321
Changes in assets and liabilities which provided (used) cash, net of the effects of acquisitions:	(12,450)	(2,910)	9,076	(6,284)

Net cash provided by operating activities	1,833	2,635	6,600	11,068
Cash flows from investing activities:	(2,666)	(843)	(827)	(4,336)
Cash flows from financing activities:	266	(1,349)	(44)	(1,127)
Cash flows from discontinued operations:	—	—	1,207	1,207

Increase (decrease) in cash and cash equivalents	(567)	443	6,936	6,812
Cash and cash equivalents, beginning of period	10,695	72	1,653	12,420

Cash and cash equivalents, end of period	$10,128	$515	$8,589	$19,232

Balance Sheet as of	NDCHealth	Subsidiary	Subsidiary
August 30, 2002 (in thousands)	Corporation	Guarantors	Non-Guarantors	Eliminations	Consolidated

Assets
Current assets:
Cash and cash equivalents	$2,660	$1,128	$1,490	$—	$5,278
Accounts receivable	33,659	41,523	4,509	(4,923)	74,768
Income taxes	8,811	321	5,420	1,587	16,139
Prepaid expenses and other current assets	22,691	9,688	2,787	(9,443)	25,723

Total current assets	67,821	52,660	14,206	(12,779)	121,908

Property and equipment, net	50,188	54,047	4,578	—	108,813
Intangible assets, net	153,373	122,789	47,190	57,152	380,504
Investments	390,521	—	7,739	(384,458)	13,802
Intercompany receivables	123,588	—	—	(123,588)	—
Other	29,816	3,568	21,286	(19,975)	34,695

Total Assets	$815,307	$233,064	$94,999	$(483,648)	$659,722

Liabilities and Stockholders’ Equity
Current liabilities:
Line of credit	$91,000	$—	$—	$—	$91,000
Short-term borrowings	—	11,375	—	—	11,375
Current portion of long-term debt	5,827	1,836	3	(440)	7,226
Accounts payable and accrued liabilities	34,376	25,491	11,820	(8,109)	63,578
Deferred income	5,574	15,319	983	—	21,876

Total current liabilities	136,777	54,021	12,806	(8,549)	195,055

Long-term liabilities	189,233	120,264	13,255	(150,251)	172,501

Total liabilities	326,010	174,285	26,061	(158,800)	367,556

Minority interest in equity of subsidiaries	—	121	10,131	11,339	21,591
Stockholders’ equity	489,297	58,658	58,807	(336,187)	270,575

Total Liabilities and Stockholders’ Equity	$815,307	$233,064	$94,999	$(483,648)	$659,722